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                                                                 EXHIBIT 10.35.1


                                         SUPPLEMENTAL SECURITY AGREEMENT NO. ONE
                                                              LOAN #20040096-001

This Supplemental Security Agreement is executed by SEITEL GEOPHYSICAL, INC. ("Borrower") pursuant to the terms of a Loan and Security Agreement dated February 22, 1996 between Borrower and MetLife Capital Corporation ("Lender"). All capitalized terms used herein that are not otherwise defined herein shall have the respective meanings given to such terms in the Loan and Security Agreement.

         In order to provide security for the payment and performance of Borrower's obligations under the Loan Documents, Borrower has granted to Lender a first priority security interest in the Collateral. In addition to said grant, Borrower intends by this Supplemental Security Agreement to grant to Lender a first priority security interest in the items of Equipment identified herein.

         1. To further secure the payment and performance of all of Borrower's obligations to lender under the Loan Documents, Borrower hereby grants to Lender a first priority security interest in the items of Collateral described below, including all present and future additions, attachments and accessories thereto, all substitutions therefor and replacements thereof and all proceeds thereof, including all proceeds of insurance.

QTY.             MODEL/MFR.                DESCRIPTION              SERIAL NO.               COST OR APPRAISED VALUE
50                                         CONFIGURABLE SAR         830 THRU 879             $443,000.00

         2. Borrower hereby (a) affirms that the representations and warranties set forth in Section 5 of the Loan and Security Agreement are true and correct as of the date hereof; (b) represents and warrants that Lender has a first priority interest in the Collateral; and (c) represents and warrants that the above-described equipment will be maintained at the following location(s):

                 59 HIGHWAY SOUTH
                 ROSENBERG, TEXAS 77471

3. The Loan Amount for loans to be made pursuant to this Supplemental Security Agreement is $433,000.00.

4. The Commitment Expiration Date of loans to be made pursuant to this Supplemental Security Agreement is MARCH 31, 1996.

5. The amount of liability insurance required to be maintained by Borrower pursuant to Section 6(d) of the Loan and Security Agreement is $300,000.00.

6. All of the terms and provisions of the Loan and Security Agreement are hereby incorporated in and made a part of this Supplemental Security Agreement to the same extent as if fully set forth herein.

         In witness whereof, Borrower has executed and delivered this Supplemental Security Agreement this 22nd day of February, 1996.

                                       Borrower:  SEITEL GEOPHYSICAL, INC.

                                       By: /s/  Debra D. Valice
                                       Name: Debra D. Valice
                                       Title: Secretary/Treasurer